Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 10.245

Amendment 01

to the Services Agreement

between

Dollar Thrifty Automotive Group, Inc.

and

HP Enterprise Services LLC

for

The modification of the Agreement to restate certain ADM maintenance Services based on a tiered support model (breakfix, standard support and enhanced support).

July 1, 2011

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc,

Amendment 01

TO THE SERVICES AGREEMENT

This Amendment number one (01) to the Services Agreement, including all attachments, exhibits, and schedules attached hereto and incorporated herein by reference (collectively, “Amendment 01”) is entered into as of the last date executed by the Parties (the “Amendment 01 Effective Date”), by and between Dollar Thrifty Automotive Group, Inc. (“Customer”), and HP Enterprise Services LLC (“Provider”).

All capitalized terms used in this Amendment 01 that are not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC entered into that certain Services Agreement as of April 4, 2011 (the “Agreement”); and

WHEREAS, Customer and Provider desire to amend the Agreement to incorporate a new tiered level of ADM maintenance support for Applications supported on a fixed price basis.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1	Services.

Exhibit 2.6 (Applications Development and Maintenance Services) is deleted in its entirety and replaced with Exhibit 2.6 attached hereto and incorporated herein as Attachment A to this Amendment 01.  The attached replacement Exhibit 2.6 modifies Section 5.0 (Application Maintenance and Support Services) to reflect a three tiered support model for ADM Services.

2	Fees.

2.1
Exhibit 4 (Pricing and Financial Provisions) is deleted in its entirety and replaced with Exhibit 4 attached hereto and incorporated herein as Attachment B to this Amendment 01.  The attached replacement Exhibit 4 modifies Section III.E. to reflect a three tiered support model for ADM Services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

2.2
Exhibit 4-A (Provider Pricing Forms) is modified to adjust the Monthly Base Charges for Application Maintenance Support Services.  Exhibit 4-A (Provider Pricing Forms) Summary Fees (page 2) and Detailed Base Charges (pages 5, 8, 11, 14, 17, 20, and 23) are deleted in their entirety and replaced with the Summary Fees and Detailed Base Charges pages attached hereto and incorporated herein as Attachment C to this Amendment.

3	Counterparts. This Amendment 01 may be executed in several counterparts, all of which taken together shall constitute a single agreement between the parties.

IN WITNESS WHEREOF, the Customer and Provider have each executed this Amendment 01 on the dates set forth below.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.		HP ENTERPRISE SERVICES L.L.C.

By:	/s/ RICK MORRIS	By:	/s/ JEFF HAYNES

Title:	Rick Morris - EVP & CIO	Title:	Jeff Haynes - Account Executive

Date:	7-14-11	Date:	7-22-11

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.6 to Amendment No.1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.6

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 4 to Amendment No.1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 4-A to Amendment No.1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Dollar Thrifty Automotive Group

Exhibit 4-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.